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EXHIBIT 24

                                  CILCORP Inc.
                                Power of Attorney
                            -------------------------

We hereby make, constitute and appoint Robert J. Sprowls, Thomas S. Romanowski and Craig W. Stensland and any one of you our true and lawful attorney for each of us and in each of our names, places or steads, both in our individual capacities as directors and/or that of officers of CILCORP Inc., to sign and cause to be filed with the Securities and Exchange Commission CILCORP Inc.'s annual report on Form 10-K for the fiscal year ended December 31, 2001, and any appropriate amendment or amendments to said report and any necessary exhibits.

The undersigned also authorize you and any one of you to sign said annual report and any amendment or amendments thereto on its behalf as attorney-in-fact for its respective officers, and to file the same as aforesaid together with any exhibits.

Mark A. Ferrucci

Lenny M. Lee

Robert J. Sprowls


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EXHIBIT 24
                                      CILCO
                                Power of Attorney
                            -------------------------

We hereby make, constitute and appoint Scott A. Cisel, Robert J. Sprowls, Thomas
S. Romanowski, Terry D. Fox and Craig W. Stensland and any one of you our true and lawful attorney for each of us and in each of our names, places or steads, both in our individual capacities as directors and/or that of officers of Central Illinois Light Company (CILCO), to sign and cause to be filed with the Securities and Exchange Commission CILCO's annual report on Form 10-K for the fiscal year ended December 31, 2001, and any appropriate amendment or amendments to said report and any necessary exhibits.

The undersigned, CILCO, also authorizes you and any one of you to sign said annual report and any amendment or amendments thereto on its behalf as attorney-in-fact for its respective officers, and to file the same as aforesaid together with any exhibits.

Scott A. Cisel

Lenny M. Lee

James L. Luckey, III

Greg T. Russell

Robert J. Sprowls